UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

delaware	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, 24th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-321-5002

225 Liberty Street, 27th Floor, New York, New York 10281

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

theMaven, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on October 7, 2021. At the Annual Meeting, the Company’s stockholders approved and adopted two amendments to the Company’s 2019 Equity Incentive Plan (the “Plan”) to (i) increase the number of shares of common stock, par value $0.01 per share (the “Common Stock”) available under the Plan by 100,000,000 shares, for a total number of authorized shares of 185,000,000 (the “Plan Amendment”) and (ii) amend the Plan to clarify that (1) all authorized shares of the Common Stock under the Plan may be issued pursuant to the exercise of incentive stock options and (2) the reissuance of authorized shares of the Common Stock that are forfeited or subsequently reacquired by the Company is permitted (the “Share Counting Amendment”). The Plan Amendment was approved by the board of directors (the “Board”) on February 18, 2021 and the Share Counting Amendment was approved by the Board on August 27, 2021.

The Plan, the Plan Amendment, and the Share Counting Amendment are described in more detail in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commissions on September 9, 2021 (the “Proxy Statement”).

The foregoing descriptions and summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text the Plan Amendment and the Share Counting Amendment, which are attached hereto as Exhibits 10.1 and 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 13, 2021, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation), to effect the amendments approved by the stockholders at the Annual Meeting as follows:

(a)	an amendment to remove cumulative voting in the election of directors;
(b)	an amendment to eliminate the right of stockholders to take action by written consent;
(c)	an amendment to add a supermajority voting requirement for approval of certain future amendments to the A&R Certificate of Incorporation that were not recommended by the Board;
(d)	an amendment to accurately reflect the current number of shares authorized of the Common Stock and preferred stock, including blank check preferred stock, and previously designated series of preferred stock, as well as to modernize the language.

The foregoing descriptions of the amendments to the A&R Certificate of Incorporation are summaries only and are qualified in their entirety by reference to the provisions of the A&R Certificate of Incorporation, which is attached hereto as Exhibit 3.1.

On October 12, 2021, the Board approved of the Second Amended and Restated Bylaws, which amend and restated the Company’s Amended and Restated Bylaws to generally conform to the A&R Certificate of Incorporation and implement certain anti-takeover measures. The amendments include:

(a)	an amendment to remove cumulative voting in the election of the directors;
(b)	an amendment to eliminate the right of stockholders to take action by written consent;
(c)	an amendment to eliminate the right of stockholders to call a special meeting of the stockholders;
(d)	an amendment to clarify that no business brought forth by a stockholder will be conducted at an annual meeting unless the provisions governing the advance notice of stockholder business is complied with;
(e)	an amendment requiring Board nominees to acknowledge and agree that such nominee will be in compliance with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading polices and guidelines of the Company publicly disclosed from time to time; and
(f)	an amendment to limit the number of directors that can sit on the Board to between three and fifteen at any given time.

The foregoing descriptions of the amendments to the Amended and Restated Bylaws are summaries only and are qualified in their entirety by reference to the provisions of the Second Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2.

Item 5.07. Submission of Matters to a Vote of Security Holders

As of the record date for the Annual Meeting, September 9, 2021 (the “Record Date”), the Common Stock and the Company’s Series H convertible preferred stock, par value $0.01 per share (the “Series H Preferred Stock,” and, collectively with the Common Stock, the “Voting Securities”) were the only classes of voting stock issued and outstanding. On the Record Date, there were 264,645,981 shares of the Common Stock and 19,546 shares of Series H Preferred Stock issued and outstanding. The Series H Preferred Stock votes together with the Common Stock as a single class, with the Series H Preferred Stock having a number of votes equal to the number of votes that the holder of our Series H Preferred Stock would be entitled to cast had such holder converted its Series H Preferred Stock into shares of the Common Stock on the Record Date for determining the stockholders eligible to vote. The Series H Preferred Stock is subject to a “conversion block”, such that the holder cannot convert or vote any portion of the Series H Preferred Stock that would result in the holder and its affiliates holding more than 4.99% of the then-issued and outstanding shares of the Common Stock following such conversions (which “conversion block” can be increased to 9.99% upon at least 61 days’ prior written notice to the Company). Accordingly, after taking into account the “conversion block,” the holders of the Series H Preferred Stock holding 8,427 shares was entitled to vote at the Annual Meeting the equivalent of 25,536,364 shares of the Common Stock; thus, a total of 290,182,345 shares of Voting Securities were entitled to vote at the Annual Meeting. Of these shares, 238,961,282 were present or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting. The following proposals were voted on at the Annual Meeting, as described in greater detail in the Proxy Statement:

Proposal 1 – To elect directors to the Company’s board of directors. Our stockholders duly elected Ross Levinsohn, Daniel Shribman, Todd Sims, Carlo Zola, Christopher Petzel, Laura Lee, and H. Hunt Allred by at least a plurality of the votes cast, to serve until his or her successor is elected and qualified or until his or her earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes

Ross Levinson	235,667,274	1,609,007	1,685,001
Daniel Shribman	214,952,988	22,323,293	1,685,001
Todd Sims	235,667,274	1,609,007	1,685,001
Carlo Zola	215,379,844	21,896,437	1,685,001
Christopher Petzel	215,399,844	21,876,437	1,685,001
Laura Lee	236,114,246	1,162,035	1,685,001
H. Hunt Allred	236,114,105	1,162,176	1,685,001

Mr. Ross Levinson was appointed as the Chairman of the Board. The Audit Committee will be comprised of Laura Lee (Chair), Carlo Zola, and Dan Shribman. Ms. Lee also qualifies as the “audit committee financial expert.” The Nominating and Governance Committee will be comprised of Todd Sims (Chair), Dan Shribman, and Christopher Petzel. The Compensation Committee will be comprised of H. Hunt Allred (Chair), Christopher Petzel, and Laura Lee. The Special Finance and Governance Committee will be comprised of Carlo Zola (Chair), Todd Sims, and H. Hunt Allred.

Proposal 2 – To approve amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”). The stockholders approved certain amendments to the Certificate as set forth in subproposals (a) through (d). The results of the voting were as follows:

Subproposal (a) – to eliminate cumulative voting

For	Against	Abstain	Broker Non-Votes

214,842,048	1,568,086	20,866,147	1,685,001

Subproposal (b) – to eliminate the right of the stockholders to act by written consent

For	Against	Abstain	Broker Non-Votes

220,228,166	16,851,080	197,035	1,685,001

Subproposal (c) – to include a supermajority voting requirement for amendments to the Certificate

For	Against	Abstain	Broker Non-Votes

235,428,839	1,695,656	151,786	1,685,001

Subproposal (d) – to update the capitalization to reflect the current number of shares authorized and outstanding of the Common Stock, blank check preferred stock, and previously designated series of preferred stock, and update the Certificate to modernize the language

For	Against	Abstain	Broker Non-Votes

235,526,330	1,552,318	197,633	1,685,001

Proposal 3 – To approve the Plan Amendment. The stockholders approved the Plan Amendment to increase the shares available for issuance thereunder. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

214,692,466	22,365,810	218,005	1,685,001

Proposal 4 – To approve the Share Counting Amendment. The stockholders approved the Share Counting Amendment to modify the share counting rules. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

199,952,197	21,916,326	15,407,758	1,685,001

Proposal 5 – To hold a stockholder advisory vote on the compensation of the Company’s named executive officers disclosed in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K. The stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

215,586,264	818,470	20,871,547	1,685,001

Proposal 6 – To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm. The stockholders ratified the selection of Marcum LLP, as the independent registered public accounting firm. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes

238,474,378	335,703	151,201	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation*
3.2	Second Amended and Restated Bylaws*
10.1	Second Amendment to theMaven, Inc. 2019 Equity Incentive Plan, which was filed as Exhibit 10.1 to our Current Report on Form 8-K on February 24, 2021.
10.2	Third Amendment to theMaven, Inc. 2019 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: October 13, 2021	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer